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May 22, 2007

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:  ML of New York Variable Annuity Separate Account D
     ML of New York IRA Annuity - Registration No. 333-98283
     ML of New York Investor Choice - IRA Series - Registration No. 333-119797


Commissioners:

ML Life Insurance Company of New York (the "Company"), on behalf of Registrant, has sent or will send to contract owners the annual and semi-annual reports for the period ended March 31, 2007, for the following underlying mutual funds ("Funds") in which Registrant invests:

ANNUAL REPORT MAILINGS
American Century Equity Income Fund, SEC No. 811-07820
The American Funds - The EuroPacific Growth Fund, SEC No. 811-03734
BlackRock Value Opportunities Fund, Inc., SEC No. 811-02809
PIMCO Funds: Pacific Investment Management Series, SEC No. 811-08399:
     Low Duration Fund
     Total Return Fund
     Real Return Fund
     CommodityRealReturn Strategy Fund
Van Kampen Equity Trust - Van Kampen Aggressive Growth Fund, SEC No. 811-04805

SEMI-ANNUAL REPORT MAILINGS
Columbia Marsico Growth Fund, SEC No. 811-09645
BlackRock Bond Fund, SEC No. 811-02857
Oppenheimer Global Fund, SEC No. 811-01810


Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual and semi-annual reports with the Commission under separate cover.


Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,


/s/ Kirsty Lieberman
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                     ML Life Insurance Company of New York
                            1700 Merrill Lynch Drive
                              Pennington, NJ 08534
                 Home Office:  222 Broadway, New York, New York